1 One World. One KEMET Bank of America Merrill Lynch 2014 Leveraged Finance Conference December 2, 2014 0 70 130 0 128 255 102 204 255 235 181 37

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward- looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing restructuring plans; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview

Electronic Components KEMET CHARGED.

- Global manufacturer of tantalum, multilayer ceramic, solid and electrolytic, aluminum and film and paper capacitors
- KEMET shipped ~36 billion capacitors as of LTM September 30, 2014
- 21 manufacturing plants located in North America, Europe and Asia
- 9,800 employees worldwide (September 30, 2014)
  - USA 600 Mexico 5,650
  - Asia 2,050 Europe 1,500
- Recognized as the “Easy to buy from Company”
- LTM 9/30/14 Revenues and EBITDA of $851 million and $90 million, respectively




Granna & Farjestaden, Sweden
Suomussalmi, Finland
Weymouth, UK
Landsberg, Germany
Skopje, Macedonia
Kyustendil, Bulgaria
Pontecchio, Italy
Evora, Portugal
Suzhou, China (3)
Anting-Shanghai, China
Batam, Indonesia
Carson City, NV
Chicago
Knoxville
Simpsonville
Ciudad Victoria, Monterrey & Matamoros, Mexico

3

4 Capacitors: Overview • Essential passive electronic components that store, filter, and regulate electrical energy • Required in anything that has an electric current (from iPhones to giant windmills) • Several types of technologies by segments include: – Tantalum, Ceramic, Aluminum, and Film & Paper • May be numerous in some devices (e.g., 3,000+ in some flat panel TVs, 700+ in some smartphones) • Various shapes and sizes with a myriad of technical specifications • Demand reflects general demand for electrical products driven by: – Development of new products and applications (computers, tablets, and respective components) – Increasing electrical component usage in essential products (appliances, automobiles, etc) increases demand

5 Product Overview Solid Capacitor Business Group Tantalum & Ceramics Product Lines Film & Electrolytic Business Group LTM Sales (%) $642mm (75%) $209mm (25%) Market Segment / Selected Application Detail • Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety • Military/Aerospace – Avionics/Comm • Industrial – Motor Start & Drives • Automotive – HID Lighting/Engine Ctrl • Renewable Energy – Power Inverters • Industrial – Power Factor Correction • Consumer/Industrial – Power Supplies Market Demand • Tantalum: high reliability and high capacitance. (Tablets / laptops and high reliability applications) • Ceramic: smaller capacitance and smaller sizes • Focus on higher margin specialty industries (defense, aerospace automobile, downhole drilling, medical telecom) • DC Film: Focus Household items (power supplies / smoke detectors / thermostats) connected to the internet and interact with wireless handsets - “Internet of Things”

6 52.5% 52.0% 22.4% 22.0%10.9% 11.5% 10.4% 10.6% 3.8% 4.0% $18.3 $22.7 FY 2014 FY 2019 Ceramic Aluminum Paper & Plastic Film Tantalum Other Large and Growing Total Addressable Market • Global appetite for higher bandwidth • Enhanced complexity of new products • Demand for high capacitance values • Upgrade of global energy networks • Development of alternative energy solutions Enhanced metafile See v2 (From Graphics) for source chart (editable) Source (both charts above): Paumanok Publications, Inc. Dollars in billions. In the air In your hand In the cloud In your body On the ground Under the ground In space 57.0% 59.5% 16.0% 13.8% 15.0% 14.9% 12.0% 11.8% $0 $5 $10 $15 $20 $25 FY 2014 FY 2019 China & SE Asia Japan Europe Americas & ROW By Segment By Region $ In billions $ In billions $18.3 $22.7

7 Tantalum Ceramic Film & Electrolytic KEMET Rank & Market Share #1 globally ~27% share #2 in North America Top 3 vendor specialty electronics ~3% share overall #2 globally in DC Film ~16% share in DC Film ~3% share overall. LTM Sales (%of total) $393mm (46%) $249mm (29%) $209mm (25%) Competitive Dynamics • More reliable than ceramic and higher capacitance • Classification as a conflict mineral, creates more volatility in raw material prices for competitors who are not vertically integrated like KEMET • Focus on high margin specialty electronics segments of ceramic market • Specialty electronics represents 36% of ceramic sales as of Q1 FY 2015 (10% of total sales) • Major share of the global DC film capacitor market • 44% of LTM Film & Electrolytic sales are DC (11% of total sales) Leading Market Positions and Operating Scale Market Data Source: WTCS and Passive Electronics Components: World Market Outlook Report, written and published by Paumanok Publications, Inc. 0 70 130 0 128 255 102 204 255 235 181 37 ~70% of sales are from product categories where KEMET is a leader Most expansive supplier with 97% of capacitor types and most extensive global sales & distribution network Updated for LTM 9/30

8 Strong Customer Relationships Distribution EMS OEM • Quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels • Loyalty with existing customers through performance history • Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and distributors • Extensive global distribution network -KEMET to confirm if additional customers can be disclosed -Add detail on longevity of customer relationships? Our customer base includes most of the world's major electronics OEMs (including Alcatel- Lucent USA, Inc., Bosch Group, Cisco Systems, Inc., Continental AG, Dell Inc., Hewlett-Packard Company, International Business Machines Corporation, Intel Corporation, Motorola, Inc., Nokia Corporation, and TRW Automotive), EMSs (including Celestica Inc., Flextronics International LTD, Jabil Circuit, Inc. and Sanmina-SCI Corporation) and distributors (including TTI, Inc., Arrow Electronics, Inc. and Avnet, Inc.)

9 Americas 31% EMEA 35% APAC 34% Broad and Diversified Product Offering Fiscal Year 2014 Sales Summary Solid Capacitors 75% Film & Electrolytic 25% Dist 45% EMS 17% OEM 38% Ind/Light 24% Automotive 22% Telecom 18% Computer 15% Def/Med 12% Consumer 9% SEGMENT CHANNEL BUSINESS GROUP REGION FY 2014 Revenue: $833.7 • Sells to wide range of different end markets • No end market segment accounted for more than 30% and no single end use customer (1) accounted for more than 6% of the Company’s net sales in fiscal year 2014 (1) Assumes distributors represent multiple customers. A single electronics distributor accounted for more than 10% of our net sales in FY 2014.

10 Growth expected in all major end markets Systems View 2013 / 2017 COMPUTER TELECOMM ~4% overall Source: Prismark & KEMET CONSUMER AEROSPACE/DEFENSE 3% 3% INDUSTRIAL 5% AUTOMOTIVE 6% 3% MEDICAL 4% 3%

11 Tantalum Capacitors and KEMET’s Competitive Advantage • Well known for reliability and high capacitance in a very small case size. • Indispensible in growing area of portable electronics • Customers are willing to pay a premium to obtain the unique capacitors • As a conflict mineral, the ability to procure Tantalum ore and control the supply chain is key to eliminate price shocks Mine provides Ore KTaF converted to Ta Powder/Wire Ta Powder/Wire converted to Ta Capacitors Ore converted to KTaF Tantalum Overview KEMET’s Competitive Advantage • Only completely vertically integrated tantalum capacitor manufacturer of any appreciable size • Ability to manufacture the majority of its tantalum powder requirements • Strategy delivers stable supply chain allowing the Company to be a strategic supplier for global accounts • Control of supply chain allows for technology development based on customer and market needs

12 Vertically Integrated Tantalum Supply Chain Kisengo Foundation Health: New Hospital Open in Fall of 2014 “Doctor training” visits Basic equipment Education: New School Open in Fall of 2014 Teachers Basic equipment Infrastructure Fresh water wells Chlorination equipment Solar powered street lights Bridge & road construction and repair

13 Cost Savings Actions to date • Creation of Lower Labor Cost Plants to support Europe and America: – Skopje, Macedonia for Film Capacitors – Evora, Portugal for Electrolytic Capacitors • We began manufacturing in Pontecchio, Italy in the fourth quarter of fiscal year 2014 and first quarter of fiscal year 2015. This facility replaced Sasso Marconi; Monghidoro and Vergato facilities, each in Italy. • Machining business unit sold in April 2014 • Achieved $5.6 million in annual run rate cost savings with expected savings up to $15 million upon completion with actions yet to come in FY16. Film and Electrolytic Solid Capacitors • Acquisition of Blue Powder in February 2012 and creation of tantalum K-Salt facility in Mexico allowed successful vertical integration of the company’s tantalum supply chain which began in 2012 – Reduced exposure to raw material price fluctuations • The Company has shifted production to Mexico (a low cost location) in order to reduce material and labor costs • Achieved $53 million in annual run rate cost savings

14 Scheduled Film & Electrolytic Labor Cost Reductions Fiscal 2016 Achieve additional cost reduction up to $2.0M/quarter by 2Q FY16 • Reduction of Western and Northern Europe workforce: – Reduce headcount by 156 – Reduce Finland by 36 from moving production to Macedonia and China – Reduce Sweden by 22 from receiving automated equipment for a 30% capacity increase – Reduce Germany by 48 from moving production to Macedonia • Close one operation in Germany – Reduce Italy by 50 from re-organizing indirect staffing • Reduce labor cost in Italy: – Increased productivity – decreased cost of temporary labor displacement programs (CIGO/CIGS)

15 Cost Rationalization Drives Margin Improvement LTM Adj. EBITDA Margins

16 • NEC TOKIN Products • Capacitors  Tantalum  Supercapacitors • Electro-magnetic materials and devices  Inductors, Filters, Flex Suppression Sheets • Piezoelectric components • Electro-mechanical devices  Signal Relays  Power Relays • Access devices NEC TOKIN Overview • On February 1, 2013 KEMET acquired a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) • NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices • Manufacturing locations in Japan, China, Vietnam, Philippines and Thailand • In conjunction with the investment of NEC TOKIN, KEMET received two call options that, if exercised, would result in the acquisition of 100% of NEC TOKIN AUTOMOTIVE TELECOMM INDUSTRIAL MEDICAL CONSUMER COMPUTER Annual Metrics FYE 3/31/14 LTM 9/30/14 Revenue $512.1 $505.9 Gross Profit $90.3 $99.5 Gross Margin 17.6% 19.7%

What NEC Tokin does for KEMET

Electronic Components
KEMET
CHARGED.

- What NEC TOKIN (NT) does for KEMET:
  - Expands Serviceable Available Market to approximately $8-9 billion
  - Expands product portfolio
  - Complementary geographic footprint
    - ✓ KEMET has very few manufacturing locations in Asia while this is where all of TOKIN's manufacturing is located
    - ✓ TOKIN has no manufacturing presence in North America or Europe
    - ✓ ~50% of Tokin's sales are generated in Japan
    - ✓ ~67% of KEMET's sales are generated outside of Asia



Key:
- (red circle) KEMET Capacitors
- (yellow circle) NT EMI Power Inductors, EMI Cores, and AC Line filter
- (blue circle) NT EMD Signal & Power Relays

17

18 Financial Overview

19 Quarter Ending 9/30 Year Over Year Comparison Discussion of Financial Results: Total Revenues: • 3.3% growth due to an increase in Solid Capacitors net sales of $5.3 million driven by an increase in sales in the Americas OEM channel and the EMEA Distributor channel • Unit Sales Volumes increased 1.3% Y-o-Y EBITDA: • $8.1 million growth driven by an improvement in Gross Margin due to the impact of cost savings initiatives – Increase in specialty and polymer product sales – Continued vertical integration activities – Decreased manufacturing costs as a result of moving production from Evora, Portugal to Mexico ($ in millions) 9/30/13 9/30/14 $ ∆ Y-O-Y Total Revenues $208.4 $215.3 $6.8 % Growth -- 3.3% -- Cost of Sales 177.5 169.5 (8.0) Gross Profit $30.9 $45.8 $14.8 % Margin 14.8% 21.3% 6.4% Operating Income $1.6 $12.8 $11.2 % Margin 0.8% 5.9% 5.2% Net Income ($13.1) $6.3 $19.4 Adj. EBITDA $17.8 $25.9 $8.1 % Margin 8.5% 12.0% 3.5% % Growth -- 45.4% -- Credit Statistics: Total Debt 400.5 399.4 (1.1) Total Debt / LTM Adj. EBITDA 6.9x 4.4x (2.5) Net Leverage / LTM Adj. EBITDA 5.6x 3.7x (1.9) Adj. EBITDA / Interest Expense 1.8x 2.5x 0.7 Quarter Ending

20 Annual Financial Summary Revenue and Adj. EBITDA Margins Adj. EBITDA Capital Expenditures (Adj. EBITDA – CapEx) CAPEX As a % of Revenue 5.6% 3.9% 3.1% Note: Amounts shown remove effects of machining business $ In millions $ In millions $ In millions $ In millions

21 Notes: Amounts shown remove effects of machining business Quarterly Financial Summary Revenue Adj. EBITDA Adj. LTM EBITDA Margins 7.6% 7.1% 7.2% 7.7% 8.5% 9.7% 10.6% $ In millions $ In millions

22 Quarterly Leverage and Net Leverage Metrics Leverage and Net Leverage

23 KEMET and NEC Sign Amendment to Option Agreement • Call Option: – KEMET has the option to call its shares in NEC TOKIN now through April 30, 2015 – Option price will be determined by the greater of (i) 6x LTM EBITDA of NEC TOKIN less $50 million already paid to purchase initial stake less unfunded and unreserved pension liabilities or (ii) a minimum net purchase will be equal to the outstanding NEC TOKIN debt ($232 million as of 9/30/14) reducing the intercompany debt to zero after the acquisition • Put Option: – The amendment delays the date when NEC can require KEMET to purchase all of the outstanding shares of NEC TOKIN until April 1, 2015, and following the issuance of the notes offered hereby, then the earliest date on which NEC may exercise the Put Option is further extended to one day following the scheduled maturity date or redemption in full of such new debt securities, but in any event not beyond November 1, 2019 – Put value of NEC’s share is determined by the same calculation as the call option – Under the put option NEC would be required to finance the current intercompany debt in place at NEC TOKIN upon putting the Company to KEMET – Expires on October 31, 2023 – If NEC puts NEC TOKIN to KEMET, NEC Tokin debt will remain non-recourse to KEMET Corporation and its existing subsidiaries with the exception of the newly acquired NEC TOKIN subsidiary

24 Summary Investment Highlights • Leading Market Positions and Operating Scale • Strong Customer Relationships • Broad and Diversified Product Offering • Vertically Integrated Tantalum Supply Chain • Global Reach and Low Cost Production Base • Cost Rationalization Drives Margin Improvement

25 Appendix

Adjusted EBITDA Reconciliation

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	For the Years Ended March 31, 2013	For the Years Ended March 31, 2014	Six Months Ended September 30, 2013	Six Months Ended September 30, 2014	Last Twelve Months Sep-14
GAAP					
Net income (loss)	$ (82.2)	$ (68.5)	$ (48.2)	$ 2.8	$ (17.5)
Depreciation and amortization	45.2	49.5	25.6	21.0	44.9
Interest expense, net	41.2	40.8	19.8	20.7	41.7
Income tax expense	3.3	1.5	3.3	3.9	2.1
EBITDA	7.4	23.3	0.4	48.4	71.3
Excluding the following items (Non-GAAP)					
Restructuring charges	18.7	14.1	6.0	3.5	11.7
Write down of long-lived assets	7.6	4.5	-	-	4.5
ERP integration costs	7.4	3.9	2.0	1.3	3.1
(Income) loss from discontinued operations	3.7	3.6	2.7	(5.5)	(4.6)
Plant start-up costs	6.1	3.3	2.2	2.8	3.9
Stock-based compensation	4.6	2.9	1.6	2.0	3.2
Plant shut-down costs	-	2.7	-	0.9	3.6
NEC TOKIN investment related expenses	4.6	2.3	1.4	1.1	1.9
Infrastructure tax	-	1.1	-	-	1.1
Goodwill impairment	1.1	-	-	-	-
Equity loss from NEC TOKIN	1.3	7.1	4.6	1.4	3.9
Net curtailment and settlement gain on benefit p	0.3	-	-	-	-
Loss (gain) on sales and disposals of assets	-	-	-	(0.2)	(0.2)
Net foreign exchange (gain) loss	-	(0.3)	(0.1)	(0.8)	(1.1)
Long-term receivable write down	-	1.4	1.4	-	-
Change in value of NEC Tokin options	-	(3.1)	0.4	(10.7)	(14.2)
Inventory write down	-	3.9	3.9	-	-
Inventory revaluation	-	-	-	1.9	1.9
Adjusted EBITDA	**$ 62.7**	**$ 70.7**	**$ 26.6**	**$ 45.9**	**$ 90.0**

26